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                                                                    Exhibit 10.4
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                                    FORM OF
                      AMERICAN BANK NOTE HOLOGRAPHICS, INC.
                           INCENTIVE STOCK OPTION PLAN



         1. Purpose. The purpose of the American Bank Note, Inc. Incentive Stock Option Plan (the "Plan") is to advance the interests of American Bank Note Holographics, Inc. (the "Company") by encouraging and enabling present and future key employees of the Company and any parent or subsidiary to acquire a financial interest in the Company through incentive stock options under the Plan. The Company believes that the Plan will also aid the Company and any parent or subsidiary in attracting and retaining outstanding key employees and in stimulating the efforts of such employees to work for the success of the Company.

         2. Administration.

                  (a) General. The Plan shall be administered, construed and interpreted by a committee (the "Committee") formed by the Board of Directors of the Company, or if no such committee is established, then by the Board of Directors. In the event that there is not a Committee established at any time during the term of any option granted hereunder, references herein to the Committee shall be interpreted to be references to the Board of Directors.

         (b) Grant of Options. The Committee shall from time to time recommend the persons who shall participate in the Plan and the extent of their participation. The Committee also shall recommend the price to be paid for shares upon the exercise of options granted under the Plan, the period within which each option may be exercised, and the terms and conditions of each individual Stock Option Agreement by and between the Company and the holder of the option. The terms and conditions of each individual Stock Option Agreement shall be consistent with the provisions of the Plan,
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but the Committee may provide for such additional terms and conditions, not in conflict with the provisions of the Plan, as it deems advisable. All such recommendations by the Committee shall be final upon approval of the Board of Directors.

         (c) Interpretation of Plan. In interpreting the Plan, the Committee and Board of Directors shall be governed by the principles and requirements of sections 421 and 422 and related sections of the Internal Revenue Code of 1986, as amended ("the Code"), and the Treasury Regulations applicable to incentive stock options and incentive stock option plans. A "parent corporation" is any corporation in an unbroken chain of corporations ending with the Company if, at the time the option is granted, each of the corporations other than the Company owns stock possessing fifty percent (50%) or more of the total combined voting power of all classes of stock in one of the other corporations in the chain. A "subsidiary corporation" is any corporation in an unbroken chain of corporations beginning with the Company if, at the time the option is granted, each of the corporations, other than the last corporation in the unbroken chain, owns stock possessing fifty percent (50%) or more of the total combined voting power of all classes of stock in one of the other corporations in the chain. Such definition of parent corporation and subsidiary corporation shall be consistent with the definition of such terms as set forth in Code section 424. All other terms used herein shall have and shall be interpreted as having the meanings set forth in the applicable provisions of the Code. The interpretation and construction by the Committee of any provision of or term used in the Plan or any option granted under the Plan and any determination pursuant to any provision of the Plan or any such option shall be final and conclusive, unless otherwise determined by the Board of Directors. No member of the Committee or Board of Directors shall be liable for any action or determination made in good faith, and members of the Committee and Board of Directors shall be entitled to
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indemnification and reimbursement from time to time for expenses incurred in defense of such good faith action or determination.

         3. Eligibility. Options under the Plan may be granted to key officers and other key employees of the Company or of one or more of any future parents or subsidiaries of the Company who, in the opinion of the Committee, are contributing significantly to the effective management and supervision of the business of the Company or its parents or subsidiaries. Options may be granted under the Plan only to persons who are employed by the Company or one of its parents or subsidiaries at the time of the grant. The fact that an employee is a member of the Board of Directors of the Company shall not make him ineligible for an option grant unless his vote is required to secure a majority vote in favor of the grant of his option. For purposes of the Plan, a person to whom an option is granted under the Plan shall be referred to as a "Grantee".

         4 . Shares Subject to Plan. The shares subject to the Plan shall be authorized but unissued or treasury shares of the Company's common stock (the "Common Stock") . Subject to readjustment in accordance with the provisions of paragraph 6 of the Plan, the maximum number of shares of Common Stock for which options may be granted under the Plan shall be equal to ten percent (10%) of the outstanding Common Stock as of the date of approval by the shareholders, or 1,363,000 shares of Common Stock, and the adoption of the Plan by the Board of Directors of the Company shall constitute a reservation of such shares of Common Stock for issuance only upon the exercise of options granted under the Plan. In the event that any outstanding option granted under the Plan for any reason expires or is terminated prior to the end of the period during which options may be granted under the
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Plan, the shares of Common Stock allocable to the unexercised portion of such option may again be subject in whole or in part to any option granted under the Plan.

         5. Terms and Conditions of Options. Options granted pursuant to the Plan shall be evidenced by agreements (the "Stock Option Agreements") in such form as the Committee and Board of Directors shall, consistent with the provisions of Code sections 421 and 422 and related sections of the Code and applicable Treasury Regulations, approve from time to time. Such Stock Option Agreements and the options evidenced thereby shall comply with and be subject to the following terms and conditions:

                  (a) Number of Shares. Each Stock Option Agreement shall state the total number of shares of Common Stock to which it pertains.

                  (b) Amount Limitation. A key employee may not be granted incentive stock options which are exercisable for the first time in any one calendar year under the Plan and any other incentive stock option plan of the Company or any parent or subsidiary corporation of the Company, for the purchase of Common Stock with an aggregate fair market value of more than one hundred thousand dollars ($100,000) (valued as of the date of grant of the option).

                  (c) Option Price. The option price for each option granted under the Plan shall be the amount determined by the Board of Directors, upon the recommendation of the Committee, but, subject to the provisions of paragraph 5(j) of the Plan, shall not be less than one hundred percent (100%) of the fair market value of the shares of
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Common Stock subject to the option on the date of grant of the option.
Notwithstanding the foregoing, the option price shall not be less than one hundred ten percent (110%) of the fair market value of the shares of Common Stock subject to the option on the date of grant of the option as to any Grantee who at the time the option is granted, owned more than ten percent (10%) of the total combined voting power of all classes of stock of the Company. The date on which the Board of Directors approves the granting of an option shall be considered the date on which such option is granted. For purposes of the Plan, the "fair market value" of the shares of Common Stock shall be the mean between the high "bid" and the low "asked" prices of the common stock in the over-the-counter market on the day on which such value is to be determined or, if no shares were traded on such day, on the next preceding day on which shares were traded, an reported. If the common Stock is not regularly traded in the over-the-counter market but is registered on a national securities exchange, the "fair market value" of the shares of Common Stock shall mean the closing price of the Common Stock on such national securities exchange on the day on which such value is to be determined or, if no shares were traded on such day, on the next preceding day on which shares were traded, as reported by National Quotation Bureau, Incorporated or other national quotation service. If the Common Stock is not regularly traded in the over-the-counter market or registered in a national securities exchange the Committee shall determine the fair market value of the common stock in good faith in accordance with Code section 422 (c) (1) and accompanying Treasury Regulations.

                  (d) Medium and Time of Payment. The Option price shall be payable upon the exercise of an option in cash or by check or, if provided in the Stock Option Agreement, in shares of Common Stock owned by the Grantee. In the event that all or part of the option price is paid in shares of Common Stock, the value of such shares
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shall be equal to the fair market value of such shares on the date of exercise of the option (determined as provided in paragraph 5(c) of the Plan), and the Grantee shall deliver to the Company a certificate or certificates representing such shares duly endorsed to the Company or accompanied by a duly-executed separate instrument of transfer satisfactory to the Committee.

                  (e) Term and Exercise. Except as set forth in paragraph 5(j) of the Plan, each option granted under the Plan shall be exercisable by the Grantee only during a term fixed by the Board of Directors upon recommendation of the Committee ending not later than ten (10) years after the date of grant of the option. Options granted under the Plan will either become vested and exercisable for up to 33 1/3% of the total optioned shares upon each succeeding anniversary (until the option is fully exercisable at the end of the third year) or, if immediately vested, will be exercisable for restricted shares of Common Stock with restrictions lapsing with respect to 33 1/3% of such shares upon each succeeding anniversary (until the restrictions expire at the end of the third year). The Board of Directors, upon recommendation of the Committee, shall determine whether the option shall be exercisable in full at any time during the term or in cumulative or non-cumulative installments during the term.

                  (f) Method of Exercise. All options granted under the Plan shall be exercised by written notice directed to the officer of the Company indicated in the Stock Option Agreement at the Company's principal place of business. Such written notice shall specify the form of payment made by the Grantee or his successor as provided by paragraph 5(d) of the Plan and shall be accompanied by payment in full of the option price for the shares for which such option is being exercised. The Company shall make
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delivery of certificates representing the shares for which an option has been exercised within a reasonable period of time; provided, however, that if any law, regulation or agreement required the Company to take any action with respect to the shares for which an option has been exercised before the issuance thereof, then the date of delivery of such shares shall be extended for the period necessary to take such action.

                  (g) Effect of Termination of Employment or Death.

                           (A) Termination of Employment. Except as otherwise
provided in this subparagraph (A) or in subparagraph (B) below, upon termination of the employment of any Grantee with the Company or any parent or subsidiary corporation of the Company for any reason, all options hold by the Grantee under the Plan shall immediately terminate. Whether military, government or other service or other leave of absence shall constitute a termination of employment shall be determined in each case by the Committee in its discretion, and any determination by the Committee shall be final and conclusive. The Board of Directors upon recommendation of the Committee at its election may provide in any Stock Option Agreement that the Grantee may exercise an option at any time within three (3) months after the termination of employment of the Grantee with the Company or any parent or subsidiary corporation then employing the Grantee (or within one (1) year after the termination of such employment if such employment is terminated due to the Grantee's permanent disability). In no event, however, will the option be exercisable after the expiration of the term of the option. In addition, exercise of the option following termination of the Grantee's employment shall be subject to the following terms and conditions: (i) with respect to any and all installments of the option that had not become exercisable at the time of termination of employment, the period of extension shall not, unless otherwise
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provided in the Stock Option Agreement, operate to permit such installment to become exercisable within such period; and (ii) with respect to any installment of the option that had become exercisable at the time of termination of employment, the period of extension shall not operate to permit the exercise of such installment after the expiration of the period within which such installment may be exercised. For purposes of this subparagraph (A), if any corporation ceases to be a parent or subsidiary of the Company, the employment of any Grantee employed by such corporation shall be deemed to have terminated unless such Grantee becomes an employee of the Company or another parent or subsidiary of the Company simultaneously with or prior to the time such corporation ceases to be a parent or subsidiary of the Company. For purposes of the Plan, "permanent disability" shall mean a permanent disability as defined in Code section 22(e)(3).

                           (B) Death. In granting any option under the Plan, the
Board of Directors and Committee may provide in the Stock Option Agreement representing such option that in the event of the death of a Grantee at a time when an option in exercisable by the Grantee, the Grantee's personal representatives, heirs or legatees (the "Grantee's Successors") may exercise all or any portion of such option held by the Grantee on the date of his death upon proof satisfactory to the Company of their authority. The Grantee's Successors must exercise any such option within twelve (12) months after the date of the Grantee's death and in any event prior to the date of expiration of the option. Such exercise otherwise shall be subject to the terms and conditions of the Plan; provided, however, that with respect to any installment of the option that had not become exercisable on the date of the Grantee's death, the period of extension shall not, unless otherwise provided in the option Agreement, operate to permit such installment to become exercisable within such period.
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                  (h) Nonassignability of Option Rights. No option shall be
assignable or transferable by the Grantee except by will or by the laws of descent and distribution. During the lifetime of the Grantee, the option shall be exercisable only by the Grantee.

                  (i) Rights as Stockholder. Neither the Grantee nor the Grantee's Successors shall have rights an a stockholder of the Company with respect to shares of Common Stock covered by the Grantee's option until the Grantee or the Grantee's Successors become the holder of record of such shares. Except as specified in paragraph 6 of the Plan, no adjustment will be made for dividends or other rights for which the record date is prior to the date on which shares are issued upon exercise of an option.

                  (j) No Options in Certain Cases. Except as set forth in this paragraph 5 (j), no options shall be granted except within a period of ten (10) years after the effective date of the Plan. In no event shall an option be granted to any person who, at the time such option is granted, owns (as defined in Code section 422 (b) (6) ) stock possessing more than ten percent (10%) of the total combined voting power or value of all classes of stock of the Company or of any parent or subsidiary corporation of the Company unless (i) the option price under such option is not less than one hundred and ten percent (110%) of the fair market value of the shares of Common Stock subject to such option on the date of grant of such option (determined as provided in paragraph 5(c) of the Plan) and (ii) the terms of the Stock Option Agreement shall make such option expire on the date that is no later than the fifth (5th) anniversary after the date on which the option is granted.
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                  (k) Miscellaneous Provisions. The Stock Agreements authorized under the Plan may contain such Other Provisions, not inconsistent with the Plan or the applicable provisions of the Code, as the Committee shall deem advisable.

         6. Adjustments.

                  (a) Recapitalization. In the event that, after the effective date of the Plan, the outstanding shares decreased or changed into or exchanged for a different number or kind of shares or other shares or other securities of the Company by reason of a recapitalization, reclassification, stock split-up, combination of shares, or dividend payable in stock, appropriate adjustments shall be made by the Committee in the number and kind of shares or other securities for which options may be granted under the Plan. In addition, the Committee upon the occurrence of such an event shall make appropriate adjustments in the number and kind of shares or other securities as to which outstanding options, or portions thereof then unexercised, shall be exercisable, so that each Grantee's proportionate interest shall be maintained as before the occurrence of such event. Such adjustment in outstanding options shall be made without change in the total price applicable to the unexercised portion of each option and with a corresponding adjustment in the option price per share. Any fractional shares resulting from any of the foregoing adjustments under this subparagraph (a) shall be disregarded and eliminated. Each such adjustment under this subparagraph (a) shall be made in such a manner that such adjustment will not constitute a "modification" an defined in Code section 424. All adjustments made by the Committee unless otherwise determined by the Board of Directors) under this subparagraph (a) shall be final and conclusive.

         (b) Reorganization; Liquidation. If the Company shall be a party to any
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reorganization involving a sale, merger or liquidation of the Company, outstanding options may be exercised immediately prior to the consummation of such a transaction, whether or not vested as of such date of consummation of such transaction.

         7. Effective Date and Termination of Plan.

                  (a) Effective Date. The effective date of the Plan shall be _______ __, 1998, the date of its adoption by the Board of Directors of the Company, provided that the stockholders of the Company (acting at a duly called meeting of the stockholders) shall approve the Plan before _______ __, 1998.

                  (b) Termination. The Plan shall terminate ten (10) years after its effective date, but the Board of Directors may terminate the Plan at any time prior to such date. Termination of the Plan shall not alter or impair any of the rights or obligations under any option theretofore granted under the Plan unless the Grantee shall so consent.

         8. Application of Funds. The proceeds received by the Company from the sale of shares of Common Stock pursuant to options granted under the Plan will be used for general corporate purposes.

         9. No Obligation to Exercise Option. The granting of an option shall impose no obligation upon the Grantee to exercise such option.

         10. Amendment. The Board of Directors of the Company by majority vote may at any time and from time to time amend the Plan in such respects as it shall deem advisable in order that options granted under the Plan shall be "incentive stock options"
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as defined in Code section 422, or to conform to any change in the law, or for any other purpose; provided, however, that without the approval of the stockholders of the Company, no such amendment shall change:

                  (a) The maximum number of shares of Common Stock as to which options may be granted under the Plan (except by operation of the adjustment provisions of the Plan); or

                  (b) The date on which the Plan will terminate as provided by paragraph 7(b) of the Plan; or

                  (c) The minimum option price as provided under paragraph 5(c) of the Plan, other than to change the manner of determining the fair market value of the Common Stock to conform with any provisions of the Code or Treasury Regulations thereunder applicable to incentive stock options or if such change is necessitated by a change in the manner in which Common Stock is traded; or

                  (d) The period during which options may be granted as provided in paragraph 5(j) of the Plan (provided, however, that the Board of Directors of the Company shall have the power set forth in paragraph 7(b) to terminate the
Plan); or

                  (e) The provisions of paragraph 3 of the Plan relating to the determination of employees to whom options may be granted.

         Any amendment to the Plan shall not, without the written consent of the Grantee, affect such Grantee's rights under any option theretofore granted to such Grantee.
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                                                                         Page 13

         Executed this ___ day of _________, 1998

             American Bank Note Holographics, Inc.

                           by:      _____________________________
                                    [Title]
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                                                                          Page 1

                      AMERICAN BANK NOTE HOLOGRAPHICS, INC.
                        INCENTIVE STOCK OPTION AGREEMENT
                                   1998 GRANT


              As of the ___ day of _______, 1998, and pursuant to its Incentive Stock Option Plan (the "Plan"), American Bank Note Holographics, Inc., a Delaware corporation (the "Company"), hereby grants to _________________________ (the "Grantee") an option, exercisable for the period and upon the terms hereinafter set out, to purchase __________ shares of the Common Stock, par value $____ per share ("Common Stock"), of the Company, at an exercise price of $___ per share, subject to adjustment as provided in the Plan. Such exercise price represents at least 100% of the fair market value of a share of the Common Stock at the Date of Grant (as hereinafter defined). In the case of an individual who, at the time of the Date of Grant owns more than 10% of the total combined voting power of all classes of stock of the Company, the above exercise price represents at least 110% of the fair market value of a share of the Common Stock at the Date of Grant.

              1. TERM OF OPTION. This option is granted as of the date first above written (sometimes hereinafter called the "Date of Grant"), and will terminate and expire, to the extent not previously exercised, at 5:00 p.m. (E.D.T. or E.S.T., as applicable) on the tenth anniversary of the Date of Grant, or at such earlier time as may be specified in the Plan.

              2. RIGHT TO EXERCISE. Subject to the applicable limitations set out in the Plan or as otherwise set out in this Agreement, the Grantee shall have the right to exercise the option as to 331/3 percent of the shares covered by this agreement upon each succeeding anniversary of the Date of Grant. The amount of Common Stock for which options may be exercised after such dates is cumulative; that is, if the Grantee fails to exercise all of the options during any period set forth above, then any options that were not exercised during such period may be exercised during any subsequent period, until the termination of such options pursuant to the terms of this Agreement and the Plan. Prior to issuance of any shares of Common Stock, the Grantee shall: (i) deliver an investment representation and (ii) enter into any applicable stockholder's agreement, as deemed necessary by the Board of Directors of the Company or such Committee established by the Board of Directors (the "Committee").


              3. MANNER OF EXERCISE OF THE OPTION. The option shall be exercised in the manner set forth in the Plan. Options granted under this Agreement Plan will become vested and exercisable for up to 331/3% of the total optioned shares upon each succeeding anniversary (until the option is fully exercisable at the end of the third year) or, if immediately vested, will be exercisable for restricted shares of Common Stock with restrictions lapsing with respect to 331/3% of such shares upon each succeeding anniversary (until the restrictions expire at the end of the third year).
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              4. TERMINATION OF EMPLOYMENT. In all events where Grantee's employment by the Company and its Affiliates is terminated, the options granted hereunder shall be governed by the Plan.

              5. SUBJECT TO PLAN. This option is subject to all the terms and conditions of the Plan, and specifically to the power of the Committee to make interpretations of the Plan and of options granted thereunder, and of the Board of Directors of the Company to alter, amend, suspend or discontinue the Plan subject to the limitations expressed in the Plan. By acceptance hereof, the Grantee acknowledges receipt of a copy of the Plan and hereby accepts and agrees to be bound by all of its terms and conditions as if it had been set out verbatim in this Agreement. In addition, the Grantee recognizes and agrees that all determinations, interpretations or other actions respecting the Plan may be made by a majority of the Board of Directors of the Company or of the Committee, and that such determinations, interpretations or other actions are final, conclusive and binding upon all parties, including the Grantee, his heirs and representatives.

              6. SHAREHOLDER APPROVAL. Notwithstanding anything to the contrary contained herein or in the Plan, this option is expressly conditioned on the Plan being approved by the shareholders of the Company and may not be exercised until such approval has been obtained.

              7. NOTICES. Any notice, payment or communication required or permitted to be given by any provision of this Agreement shall be in writing and shall be delivered personally or sent by certified mail, return receipt requested, addressed as follows: if to American Bank Note Holographics, Inc. [Address] Attention President; if to Grantee, at the address set forth on the signature page hereto. Each party may, from time to time, by notice to the other party hereto, specify a new address for delivery of notices to such party hereunder. Any such notice shall be deemed to be delivered, given, and received for all purposes as of the date such notice is received or properly mailed.

              8. BINDING EFFECT. Except as otherwise provided in this Agreement or in the Plan, every covenant, term, and provision of this Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective heirs, legatees, legal representatives, successors, transferees, and assigns.

              9. HEADINGS. Section and other headings contained in this Agreement are for reference purposes only and are not intended to describe, interpret, define or limit the scope or intent of this Agreement or any provision hereof.

              10. SEVERABILITY. Every provision of this Agreement is intended to be severable. If any term or provision hereof is illegal or invalid for any reason whatsoever, such illegality or invalidity shall not affect the validity or legality of the remainder of this Agreement.

              11. GOVERNING LAW. The laws of the State of New York shall govern the validity of this Agreement, the construction of its terms, and the interpretation of the rights and duties of the parties hereto.
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              IN WITNESS WHEREOF, this Agreement is executed as of the _____ day of ________________, 199__.




                        American Bank Note Holographics, Inc.

                              By:______________________________________________



              The undersigned Grantee hereby accepts the terms of the foregoing Incentive Stock Option Agreement and the Plan.


By: _____________________________                                   Grantee

_________________________________

_________________________________
           (address)



              The undersigned spouse of __________________________ is fully aware of, understands and fully consents and agrees to the provisions of this Agreement and its binding effect upon any community property or marital property interest he or she may now or hereafter own in or with respect to the Common Stock referred to in this Agreement, and agrees that the termination of his or her marital relationship with the Grantee for any reason shall not have the effect of removing the Common Stock from the coverage of this Agreement. Such understanding, consent, and agreement of the undersigned are evidenced by his or her execution of this Agreement as of the _____ day of ________________, 199__.

                               By:  _____________________________
                                                     Spouse